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                               STANDARD OFFICE LEASE

1. PARTIES. This Lease, dated FEBRUARY 22, 1999 for reference purposes only, is made by and between DENNIS A. AND SUSAN JOHANN GILARDI herein called "Lessor") AND SPATIALIGHT, INC. (herein called "Lessee").

2. PREMISES. Lessor does hereby lease to Lessee and Lessee hereby leases from Lessor that certain office space (herein called "Premises") indicated on Exhibit "A" attached hereto and by reference made a part hereof, said Premises being agreed, for the purpose of this Lease, to have an area of approximately 10,230 RENTABLE SQUARE FEET and being situated on the 1st AND 2nd floor of that certain Building known as, 9 COMMERCIAL BOULEVARD, NOVATO (SEE EXHIBIT "A", FLOOR PLAN).


Said Lease is subject to the terms, covenants and conditions herein set forth and the Lessee covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

3. TERM. The term of this Lease shall be for THIRTY-SIX (36) MONTHS, commencing on THIRTY (30) DAYS FROM LEASE EXECUTION AND ENDING APRIL 15, 2002.

4.   POSSESSION.

     4.a. If the Lessor, for any reason whatsoever, cannot deliver possession of the said Premises to the Lessee at the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, nor shall the expiration date of the above term be in any way extended, but in that event, all rent shall be abated during the period between the commencement of said term and the time when Lessor delivers possession.

     4.b. In the event that Lessor shall permit Lessee to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the termination date hereinabove provided.

5. HOLDING OVER. Any holding over after the expiration of the said term, with or without the express consent of Lessor, shall be construed as a tenancy from month to month, and shall be on the terms and conditions herein specified, so far as applicable. Such holding over shall not constitute an extension of this Lease. During such holding over, Lessee shall pay rent at one hundred twenty five percent (125%) of the highest monthly rent paid during the term of the Lease, and shall provide Lessor with written notice at least one month in advance of the date of termination of such monthly tenancy of his intention to terminate such tenancy.

6. RENT. Lessee agrees to pay to Lessor as rental, without prior notice or demand, the sum of $16,543.00 in advance, on or before the first day of each and every successive calendar month thereafter during the term hereof, except that the first month's rent shall be paid upon the execution hereof. Rent for any period during the term hereof which is for less than one (1) months shall be a prorated portion of the monthly installment herein, based upon a thirty (30) day month. Said rental shall be legal tender at the time of payment at the Office of the Building, or to such other person or at such other place as Lessor may from time to time designate in writing.

     6.a. RENT ESCALATIONS. The monthly rent payable under paragraph 6 shall be adjusted as follows:
            BEGINNING APRIL 1, 2000 $17,054.50 PER MONTH
            BEGINNING APRIL 1, 2001 $17,566.00 PER MONTH

7. SECURITY DEPOSIT. Lessee to deposit upon execution with Lessor the sum of $16,543.00. Said sum shall be held by Lessor as security for the faithful performance by Lessee of all the terms, covenants, and conditions of this Lease to be kept and performed by Lessee during the term hereof. If Lessee defaults with respect to any provision of this Lease, including, but not limited to the payment of rent, Lessor may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Lessor may spend or become obligated to spend by reason of Lessee's default, to compensate Lessor for any other loss or damage which Lessor may suffer by reason of Lessee's default. If any portion of said deposit is so used or applied, Lessee shall within five (5) days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore the security deposit to its original amount and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep this security deposit separate from its general funds, and Lessee shall not be entitled to interest on such deposit. If Lessee shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Lessee (or, at Lessor's option, to the last assignee of Lessee's interest hereunder) at the expiration of the Lease term.' In the event of termination of Lessor's interest in this Lease, Lessor shall transfer said deposit to Lessor's successor in interest.

8. OPERATING EXPENSE ADJUSTMENTS. For the purposes of this Article, the following terms are defined as follows:

Base Year 1999 calendar year. Comparison Year: Each calendar year of the term after the Base Year.

Direct Expenses: All direct costs of operation and maintenance, as determined by standard accounting practices, and shall include the following costs by way of illustration, but not be limited to: real property taxes and assessments; water and sewer charges; insurance premiums; utilities; janitorial services; labor; costs incurred in the management of the Building, if any; air-conditioning and heating; elevator maintenance; supplies; materials; equipment; and tools; including maintenance, costs, and upkeep of all parking and common areas. ("Direct Expenses" shall not include depreciation on the Building of which the Premises are a part or equipment therein, loan payments, executive salaries or real estate brokers' commissions.)


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     If the Direct Expenses paid or incurred by the Lessor for the Comparison
Year on account of the operation or maintenance of the Building of which the Premises are a part are in excess of the Direct Expenses paid or incurred for the Base Year, then the Lessee shall pay 40% of the increase. This percentage is that portion of the total rentable area of the Building occupied by the Lessee hereunder. If, at any time, less than ninety-five percent (95%) of the rentable area of the building is occupied, Direct Expenses will be adjusted by Lessor to reasonably approximate the Direct Expenses that would have occurred if the Building were ninety-five percent (95%) occupied. Lessor shall endeavor to give to Lessee on or before the first day of March of each year following the respective Comparison Year a statement of the increase in rent payable by Lessee hereunder, but failure by Lessor to give such statement by said date shall not constitute a waiver by Lessor of its right to require an increase in rent. Upon receipt of the statement for the first Comparison Year, Lessee shall pay in full the total amount of increases due for the first Comparison Year, and in addition for the then current year, the amount of any such increase shall be used as an estimate for said current year and this amount shall be divided into twelve
(12) equal monthly installments and Lessee shall pay to Lessor, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next Comparison Year's statement is rendered. If the next or any succeeding Comparison Year results in a greater increase in Direct Expenses, then upon receipt of a statement from Lessor, Lessee shall pay a lump sum equal to such total increase in Direct Expenses over the Base Year, less the total of the monthly installments to be paid for the next year, following said Comparison Year, shall be adjusted to reflect such increase. If in any Comparison Year the Lessee's share of Direct Expenses be less than the preceding year, then upon receipt of Lessor's statement, any overpayment made by Lessee on the monthly installment basis provided above shall be credited towards the next monthly rent falling due and the estimated monthly installments of Direct Expenses to be paid shall be adjusted to reflect such lower Direct Expenses for the most recent Comparison Year. Lessee will be responsible for their percentage share of operating expense pass-throughs but in no event will the annual increase be in excess of 4% on an annual basis.

     Even though the term has expired and Lessee has vacated the Premises, when the final determination is made of Lessee's share of Direct Expenses for the year in which this Lease terminates, Lessee shall immediately pay increase due over the estimated expenses paid and conversely any overpayment made in the event said expenses decrease shall be immediately rebated by Lessor to Lessee.

     Notwithstanding anything contained in this Article, the rental payable by Lessee shall in no event be less than the rent specified in Article 6 hereinabove.

9. USE. Lessee shall use the Premises for general office purposes, storage, model room and clean room and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Lessor.

     Lessee shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other Lessees or occupants of the Building or injury or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, on or about the Premises. Lessee shall not commit or suffer to be committed any waste in or upon the Premises.

10. COMPLIANCE WITH LAW. Lessee shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Lessee shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Lessee's improvements or acts. The judgement of any court of competent jurisdiction or the admission of Lessee in any action against Lessee in any action against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Lessor and Lessee.

11. ALTERATIONS AND ADDITIONS. Lessee shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Lessor (consent will be assumed if Lessor does not respond after ten (10) calendar days from receipt of written notice) first had and obtained and any alterations, additions or improvements to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall on the expiration of the term become a part of the realty and belong to the Lessor and shall be surrendered with the Premises. In the event Lessor consents to the making of any alterations, additions or improvements to the Premises by Lessee, the same shall be made by Lessee at Lessee's sole cost and expense, and any contractor or person selected by Lessee to make the same must first be approved of in writing by the Lessor. Upon the expiration or sooner termination of the term hereof, Lessee shall, upon written demand by Lessor, given at least thirty (30) days prior to the end of the term, at Lessee's sole cost and expense, forthwith and with all due diligence remove any alterations, additions, or improvements made by Lessee, designated by Lessor to be removed, and Lessee shall, forthwith and with all due diligence at its sole cost and expense, repair any damage to the Premises caused by such removal.

12.  REPAIRS.

     12.a. LESSEE OBLIGATIONS: By taking possession of the Premises, Lessee shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Lessee shall upon the expiration or sooner termination of this Lease hereof surrender the Premises to the Lessor in good condition, ordinary wear and tear excepted. Lessee shall upon the expiration or sooner termination of this Lease hereof surrender the Premises to the Lessor in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Lessee excepted. Except as specifically provided in this Lease, Lessor shall have no obligation whatsoever, except as written elsewhere in this lease, to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof.

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     12.b. LESSOR OBLIGATIONS: Notwithstanding the provisions of Article
12.a. hereinabove, Lessor shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating, and electrical systems, installed or furnished by Lessor, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Lessee, its agents, servants, employees or invites, in which case Lessee shall pay to Lessor the reasonable cost of such maintenance and repairs. Lessor to respond to Lessee regarding repair and maintenance issues within five (5) business days however. Lessor shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an UNREASONABLE time after written notice of the need of such repairs or maintenance is given to Lessor by Lessee. Except as provided in Article 22 hereof, there shall be no abatement of rent and no liability of Lessor by reason of any injury to or interference with Lessee's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Lessee waives the right to make repairs at Lessor's expense under any law, statute or ordinance now or hereafter in effect.

     12.c. LIENS. Lessee shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Lessee. Lessor may require, at Lessor's sole option, that Lessee shall provide to Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 1/2) times any and all estimated cost of any improvements, additions, or alterations in the Premises, to insure Lessor against any liability for mechanics' and material men's liens and to insure completion of the work.

13. ASSIGNMENT AND SUBLETTING. Lessee shall not either voluntarily or by operation of law assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees, agents, servants and invites of Lessee excepted) to occupy or use the said Premises, or any portion thereof, without the written consent of Lessor first had and obtained, which consent shall not be unreasonably withheld, and a consent to one assignment, subletting, occupation or use by another person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Lessor, constitute a default under this Lease. Spatialight, Inc. may sublease to Chronomotion, Inc.

14. HOLD HARMLESS. Lessee shall indemnify and hold harmless Lessor against and from any and all claims arising from Lessee's use of Premises for the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Lessee in or about the Building, and shall further indemnify and hold harmless Lessor against and from any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or negligence of the Lessee, or any officer, agent, employee, guest or invitee of Lessee, and from all and against all cost, attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, in any case, should action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor. Lessee as a material part of the consideration to Lessor hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause other than Lessor's negligence, and Lessee hereby waives all claims in respect thereof against Lessor.

     Lessor or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Lessor, its agents, servants or employees. Lessor or its agents shall not be liable for interference with the light or other incorporeal hereditament, loss of business by Lessee, nor shall Lessor be liable for any latent defect in the Premises or in the Building. Lessee shall give prompt notice to Lessor in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

15. SUBROGATION. As long as their respective insurers so permit, Lessor and Lessee hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

16. LIABILITY INSURANCE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in an amount not less than $1,000,000 per occurrence. The limit of said insurance shall not, however, limit the liability of the Lessee hereunder. Lessee may carry said insurance under a blanket policy, providing, however, said insurance by Lessee shall have a Lessor's protective liability endorsement attached thereto. If Lessee shall fail to procure and maintain said insurance, Lessor may but shall not be required to, procure and maintain same, but at the expense of Lessee. Insurance required hereunder, shall be in companies rated A+, AAA or better in "Best's Insurance Guide."

17. EVIDENCE OF INSURANCE. Lessee shall deliver to Lessor prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Lessor. No policy shall be cancellable or subject to reduction of coverage except after ten (10) days' prior written notice to Lessor.

18   SERVICES AND UTILITIES. Provided that Lessee is not in default hereunder, Lessor agrees to furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Lessor at his sole discretion, and subject to the rules and regulations of the Building of which the Premises are a part, electricity for normal lighting and fractional horsepower office machines, heat and air conditioning required in Lessor's judgment for the comfortable use and occupation of the Premises, and janitorial service. Lessor shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Building of which the Premises are a part. Lessor shall not be liable for, and Lessee shall not be entitled to, any reduction of rental by reason of Lessor's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable

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control of Lessor.  Lessor shall not be liable under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Whenever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Lessor reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, and the cost of operation and maintenance thereof shall be paid by Lessee to Lessor upon demand by Lessor.

     Lessee will not, without written consent of Lessor, use any apparatus or device in the Premises, including, but without limitation thereto, electronic data processing machines, punch card machines, and machines using in excess of 120 volts, which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space; nor connect with electric current except through existing electrical outlets in the Premises, any apparatus or device, for the purpose of using electric current.
If Lessee shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Lessee shall first procure the written consent of Lessor, which Lessor may refuse, to the use thereof and Lessor may cause a water meter or electrical current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by the Lessee and Lessee agrees to pay to Lessor promptly upon demand therefor by Lessor for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense insured in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be established by an estimate made by a utility company or electrical engineer.

19. PROPERTY TAXES. Lessee shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Lessee's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises; except that which has been paid for by Lessor, and is the standard of the Building. In the event any or all of the Lessee's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Lessee shall pay to Lessor its share of such taxes within ten (10) days after delivery to Lessee by Lessor of a statement in writing setting forth the amount of such taxes applicable to Lessee's property.

20. RULES AND REGULATIONS. Lessee shall faithfully observe and comply with the rules and regulations that Lessor shall from time to time promulgate.
Lessor reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Lessee upon delivery of a copy of them to Lessee. Lessor shall not be responsible for the nonperformance of any said rules by any other Lessees or occupants.

21. ENTRY BY LESSOR. Lessor shall give reasonable notice, except in an emergency, the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Lessor to Lessee hereunder, to submit said Premises to prospective purchasers or Lessees, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Lessor may deem necessary or desirable, without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Lessee shall not be interfered with unreasonably. Lessee hereby waives any claim for damages or for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Lessor shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Lessee's vaults, safes and files, and Lessor shall have the right to use any and all means which Lessor may deem proper to open said doors in any emergency, in order to obtain entry to the Premises without liability to Lessee except for any failure to exercise due care for Lessee's property. Any entry to the Premises obtained by Lessor by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible entry into. or a detainer of, the Premises, or an eviction of Lessee from the Premises or any portion thereof.

22. RECONSTRUCTION. In the event the Premises or the Building of which the Premises are a part are damaged by fire or other perils covered by extended coverage insurance, Lessor agrees to forthwith repair the same; and this Lease shall remain in full force and effect, except that Lessee shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Lessee in the Premises. If the damage is due to the fault or neglect of Lessee or its employees, there shall be no abatement of rent.

     In the event the Premises or the Building of which the Premises are a part are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Lessor shall forthwith repair the same, provided the extent of the destruction be less than ten (10%) percent of the then full replacement cost of the Premises or the Building of which the Premises are a part. In the event the destruction of the Premises or the Building is to an extent greater than ten (10%) percent of the full replacement cost, then Lessor shall have the option: (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as hereinabove in this Article provided; or (2) give notice to Lessee at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Lessee in the Premises shall terminate on the date so specified in such notice and the Rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Lessee in the Premises, shall be paid up to the time of such termination.

     Notwithstanding anything to the contrary contained in this Article, Lessor shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting form any casualty covered under this Article occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

     Lessor shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by Lessee.


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     The Lessee shall not be entitled to any compensation or damages from
Lessor for loss of the use of the whole or any part of the premises, Lessee's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

23. DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Lessee.

     23.a.     The vacating or abandonment of the Premises by Lessee.

     23.b.     The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof by Lessor to Lessee.

     23.c.     The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Lessee, other than described in Article 24.b. above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

     23.d.     The making by Lessee of any general assignment or general
arrangement for the benefit of creditors; or the filing by or against Lessee of a petition to have Lessee adjudged as bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; or the appointment of a trustee or a receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days: or the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interests in this Lease, where such seizure is not discharged in thirty (30) days.

24. REMEDIES IN DEFAULT. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of right or remedy which Lessor may have by reason of such default or breach:

     24.a.     Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by necessary renovation and alteration of the Premises, reasonable attorney's fees, any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of ten (10%) percent per annum. In the event Lessee shall have abandoned the Premises, Lessor shall have the option of (a) taking possession of the Premises and recovering from Lessee the amount specified in this paragraph, or (b) proceeding under the provisions of the following Article 25.b.

     24.b.     Maintain Lessee's right to possession, in which case this
Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's right and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

     24.c.     Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decision of the State in which the Premises are located.

25. EMINENT DOMAIN. If more than twenty-five (25%) percent of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Lessor shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease. If either less than or more than twenty-five (25%) percent of the Premises is taken, and neither party elects to terminate as herein provided, the rental thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premises may be so taken or appropriated, Lessor shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided.

26. OFFSET STATEMENT. Lessee shall at any time and from time to time upon not less than ten (10) days prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledge that there are not, to Lessee's knowledge, any uncured defaults on the part of the Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.


27. PARKING. Lessee shall have the right to use a maximum of thirty (30) parking spaces of the Building parking facilities. All parking is unassigned.

28. AUTHORITY OF PARTIES. Corporate Authority. If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.


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

29.  GENERAL PROVISIONS.

     29.a.     Plats and Riders.  Clauses, plats and riders, if any, signed by the Lessor and the Lessee and endorsed on or affixed to this Lease are a part hereof.

     29.b.     Waiver.  The waiver by Lessor of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of the Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of the acceptance of such rent.

     29.c.     Notices.  All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Lessor to the Lessee shall be sent by United States Mail, postage prepaid, addressed to the Lessee at the Premises, or to such other places as Lessee may from time to time designate in a notice to the Lessor. All notices and demands by the Lessee to the Lessor shall be sent by United States Mail, postage prepaid, addressed to the Lessor at the Office of the Building, or to such other person or place as the Lessor may from time to time designate in a notice to the Lessee.

     29.d.     Right to Relocate. Lessor reserves the right to relocate Lessee, at Lessor's expense, to comparable space elsewhere in the building, and Lessee agrees to so relocate within forty-five (45) days of receipt by Lessee of written notice from Lessor. Lessor to pay for all relocation costs (i.e., moving and telephone costs, etc.). The new space to be occupied to be of similar quality and improvements done by lessee prior to taking occupancy of the space or marginally better than the space to be vacated.

     29.e.     Joint Obligation. If there be more than one Lessee the
obligations hereunder imposed upon Lessees shall be joint and several.

     29.f.     Marginal Headings. The marginal headings and Article titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     29.g.     Time.  Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

     29.h.     Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

     29.i.     Recordation.  Neither Lessor nor Lessee shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

     29.j.     Quiet Possession.  Upon Lessee paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

     29.k.     Late Charges.  Lessee hereby acknowledges that late payment by
Lessee to Lessor of rent or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or a sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after said amount is due, then Lessee shall pay to Lessor a late charge equal to ten (10%) percent of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Lessor will incur by reason of the late payment by Lessee. Acceptance of such late charges by the Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

     29.l.     Guaranty.  As material condition of this Lease and for valuable consideration, Lessee's performance of the conditions embodied in this Lease is hereby guaranteed by Spatialight, Inc.

     29.m.     Prior Agreements.  This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

     29.n.     Inability to Perform.  This Lease and the obligations of the
Lessee hereunder shall not be affected or impaired because the Lessor is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Lessor.

     29.o.     Attorneys' Fees.  In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorneys' fees.

     29.p.     Sale of Premises by Lessor. In the event of any sale of the
Building, Lessor shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser to have assumed and agreed to carry out any and all of the covenants and obligations of the Lessor under this Lease.

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


     29.q.     Subordination, Attornment.  Upon request of the Lessor, Lessee will in writing subordinate its rights hereunder to the lien of any first mortgage, or first deed of trust to any bank, insurance company or other lending institution, now or hereafter in force against the land and Building of which the Premises are a part, and upon any buildings hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof.

     In the event any proceedings are brought for foreclosure, or in the event of the exercise of power of sale under any mortgage or deed of trust made by the Lessor covering the Premises, the Lessee shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease.

     29.r.     Name.  Lessee shall not use the name of the Building or of the development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Lessee in the Premises.

     29.s.     Separability.  Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way effect, impair or invalidate any other provision hereof and such other provisions shall remain in full force and effect.

     29.t.     Cumulative Remedies.  No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

     29.u.     Choice of Law. This Lease shall be governed by the laws of the
State of California.

     29.v.     Signs and Auctions.  Lessee shall not place any sign upon the
Premises or Building or conduct any auction thereon without Lessor's prior written consent.

     30.w.     Estoppel Certificate.  Lessee, when presented with an estoppel certificate, (verification and compliance of lease document) to complete within five (5) days and return to Lessor.

30. BROKERS. Lessee is exclusively represented by LaSalle Partners, Inc. Lessor is exclusively represented by Meridian Commercial, Inc.

31. TENANT IMPROVEMENTS. Lessor, at Lessor's cost, to paint and recarpet the Premises within two (2) weeks of Lessee's completion of tenant improvements. Lessee to complete all tenant improvements within two (2) weeks of lease execution where paint and carpet are required. Lessee to assume the cost of any and all tenant improvements, including the demising walls where required and addition of access doors to vacant adjacent space where Lessee may be eliminating existing doors. (i.e. The 2nd floor front vacant area of approximately 4,995 square feet will require a new access door inset approximately 3 feet from the hallway.)

32. VACANT SPACE. During the term of this lease and with the condition that Lessee is or has not been in default of any aspect of their lease obligations, Lessor to notify Lessee of any space that is vacated on the second floor. Lessor to submit, in writing, to Lessee the acceptable terms and conditions of the space to be vacated. If Lessee does not accept the terms and conditions, in writing, within seven (7) days of receipt of notice from Lessor, Lessor may offer the space to be vacated to any other potential Lessee with no further obligation to Lessee.

34. OPTION TO RENEW. Provided that Lessee is not in default in the performance of this Lease, Lessee will have two (2) separate one (1) year options to renew the Lease. All of the terms and conditions of the Lease will apply during the renewal term, except that the monthly rent will be at fair market value. The option will be exercised by written notice given to Lessor not less than 120 days prior to the expiration of the Lease term. If notice is not given within the time specified, this Option will expire.

35. EXCESS ELECTRICAL USAGE. The monthly rent paid in Paragraph 6 and 6.a. includes a $175.00 monthly charge for Lessee's anticipated excess usage of electricity above and beyond normal building standard (7:00 a.m. to 6:00 p.m., Monday through Friday excepting holidays). Lessor reserves the right to re-evaluate any excessive electricity usage per Paragraph 18, page 4 of this Lease.

LESSOR:

By:  Dennis A. Gilardi                  Date:  3/13/99
   ----------------------          -----------------------

Its: Owner
     --------------------

LESSEE:

By:  Michael H. Burney                  Date:  3/15/99
    ---------------------           ----------------------

Its: CEO
    ---------------------


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

                          RULES AND REGULATIONS


1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building without the written consent of Lessor first had and obtained and Lessor shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Lessee. The exterior monument sign to accommodate five (5) potential tenants on five (5) lines (not to include sublessees). All tenants' lettering to be of equal size. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Lessee by a person approved of by Lessor. Lessee shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that Lessor may furnish and install a Building standard window covering at all exterior windows. Lessee shall not without prior written consent of Lessor cause or otherwise sunscreen any window.

2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the Lessees or used by them for any purpose other than for ingress and egress from their respective Premises.

3.   Lessee to be responsible for any new locks and keys to the Premises.

4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constricted and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Lessee who, or whose employees or invitees shall have caused it.

5. Lessee shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

6. No furniture, freight or equipment of any kind shall be brought into the Building without the prior notice to Lessor and all moving of the same into or out of the Building shall be done at such time and in such manner as Lessor shall designate. Lessor shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Lessor, stand on supports of such thickness as is necessary to properly distribute the weight. Lessor will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of the Lessee.

7. Lessee shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Lessor or other occupants of the Building by reason of noise, odors, electromagnetic radiation, and/or vibrations, or interfere in any way with other Lessees or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

8. Lessee shall not use or keep in the Premises of the Building any kerosene, gasoline, or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Lessor. Lessee uses minimal amounts of hazardous materials in its research, a list of which will be given to Lessor.

9. No boring or cutting for wires will be allowed without the consent of the Lessor. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Lessor.

10. In case of invasion, mob, riot, public excitement, or other commotion, the Lessor reserves the right to prevent access to the Building during the continuance of the same by closing of the doors or otherwise, for the safety of the Lessees and protection of property in the Building and the Building.

11. Lessor reserves the right to exclude or expel from the Building any person who, in the judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

12. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Lessor.

13. Lessor shall have the right, exercisable without notice and without liability to Lessee, to change the name and street address of the Building of which the Premises are a part.

14. Lessee shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

15. Without the written consent of Lessor, Lessee shall not use the name of the Building in connection with or in promoting or advertising the business of Lessee except as Lessee's address.

16. Lessor shall have the right to control and operate the public portions of the Building, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the Lessees, in such manner as it deems best for the benefit of the Lessees generally.

17. All entrance doors in the Premises shall be left locked when the Premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the Premises.


8